SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 17, 2000
                                 --------------


                           CARMAX AUTO RECEIVABLES LLC


             (Exact name of registrant as specified in its charter)


 United States                     333-79087                     54-1942944
 -------------                     ---------                     ----------
(State or other                   (Commission                   (IRS Employer
 jurisdiction                      File No.)                 Identification No.)
of incorporation)

4900 Cox Road, Suite 200, Glen Allen, Virginia                      23060
----------------------------------------------                      -----
  (Address of principal executive offices)                       (Zip Code)

                  Registrant's telephone number, including area
                               code: 804-935-4512


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the  month  of  March  1999  to  the   Series   1999-1
                     Certificateholders on April 17, 2000.













                                      - 1 -





Item 7(c).           Exhibits.
                     ---------

                  The  following  is filed as an  exhibit to this  report  under
Exhibit 28:

     99.1         Series  1999-1  Certificateholders  Statement for the month of
                  March 1999.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CARMAX AUTO RECEIVABLES LLC



                               By:       CARMAX AUTO SUPERSTORES, INC.,
                                         as Transferor and Servicer
                               By:
                                         Michael T. Chalifoux
                                         President and Assistant Secretary





Date:      April 17, 2000











                                       -2-














                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                           CARMAX AUTO RECEIVABLES LLC








                                INDEX TO EXHIBITS



 Exhibit
 Number                              Exhibit


     99.1         Series  1999-1  Certificateholders  Statement for the month of
                  March 1999.